UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 16, 2017

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160

(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 20, 2017, Net Element, Inc. (the “Company”), entered into, and consummated the transactions contemplated by, the Letter Agreement with Star Equities, LLC, a Florida limited liability company (the “Exchange Agreement”). Pursuant to the Exchange Agreement, the entire outstanding amount (including the principal amount of $348,083.32 and accrued and unpaid interest) of $374,253.13 under the promissory note issued on March 1, 2017 by the Company to Start Equities (the “Promissory Note”) was exchanged into 67,312 restricted shares of Common Stock of the Company based on such shares’ Consolidated Closing Bid Price on The NASDAQ Stock Market on the date of the Exchange Agreement (each, a “Share” and, collectively, the “Shares”).

The issuance of the Shares under the Exchange Agreement is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption under Section 3(a)(9) of the Securities Act.

The total number of shares of common stock that could be issued under Exchange Agreement is be limited the number of shares of Company common stock that equals 19.99% of our outstanding shares of common stock as of the date of the Exchange Agreement, unless stockholder approval is obtained to issue more than such 19.99%.

The foregoing is a summary description of certain terms of the Exchange Agreement and, by its nature, is incomplete. Copy of the Exchange Agreement is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference. All readers are encouraged to read the entire text of the Exchange Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed on July 3, 2017 by the Company, on June 27, 2017, the Company received notice from The NASDAQ Stock Market (the “Nasdaq”) indicating that, because the closing bid price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive business days, the Company no longer complied with the minimum bid price requirement (the “Minimum Bid Price Requirement”) for continued listing on the Nasdaq Capital Market as set forth in Nasdaq Listing Rule 5550(a)(2).

As previously disclosed in the Current Report on Form 8-K filed on August 21, 2017 by the Company, on August 18, 2017, the Company received notice from Nasdaq that the Company no longer complied with the minimum $2,500,000 stockholders’ equity requirement (the “Stockholders’ Equity Requirement”) for continued listing on the Nasdaq as set forth in Nasdaq Listing Rule 5550(b)(1), which would serve as an additional basis for delisting the Company’s securities from the Nasdaq.

In anticipation of this deficiency, the Company addressed its plan for demonstrating compliance with the stockholders’ equity requirement at its hearing before the Nasdaq Hearings Panel (the “Panel”), which was the basis for the decision of the Panel to grant the Company an exception through October 20, 2017 to comply with the stockholders’ equity and $1.00 bid price requirements.

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As of the filing date of this Current Report on Form 8-K, the Company believes (i) it has evidenced compliance with the $1.00 bid price requirement insofar as the bid price for the Company’s common stock has closed at or above $1.00 per share for more than 10 consecutive business days; and (ii) the Company has over $2.5 million in stockholders’ equity as a result of its conversion of the Company’s indebtedness in the amount of $374,253.13 into 67,312 restricted shares of common stock of the Company (as disclosed in Item 1.01 above) and the sales of equity to Cobblestone Capital Partners LLC pursuant to the Common Stock Purchase Agreement between the Company and Cobblestone Capital Partners LLC (as disclosed in several prior Current Reports of the Company and as disclosed in Item 3.02 of this Current Report on Form 8-K) . Such Common Stock Purchase Agreement and its terms were disclosed in our Current Report on Form 8-K filed on July 7, 2017.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the potential future sale of shares of the Company’s common stock and price for such sales under the Purchase Agreement. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 3.02 Unregistered Sales of Equity Securities.

(a)       The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

(b)       On September 29, 2017, Net Element, Inc. (the “Company”) filed a Current Report on Form 8-K (the “September 8-K”) reporting under Item 3.02 the sales through September 29, 2017 of shares of its common stock to Cobblestone Capital Partners LLC (“Cobblestone”) in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”). After the filing date of the September 8-K through the filing date of this Current Report on Form 8-K, the Company has sold an aggregate of an additional 195,789 shares of common stock (the “Shares”) to Cobblestone in multiple transactions, with the sale on October 16, 2017 resulting in greater than 5% of the Company’s outstanding common stock sold in unregistered transactions since the filing date of the September 8-K. The Company received total consideration of $1,105,000 for such shares of common stock. The Shares were sold to Cobblestone under an exemption from the registration requirements of the Securities Act in reliance upon Section 4(a)(2) of the Securities Act and pursuant to the Common Stock Purchase Agreement (the “SPA”) with Cobblestone. The SPA and its terms were disclosed in our Current Report on Form 8-K filed on July 7, 2017. Reflecting the issuance of the Shares, as of the filing date of this Current Report on Form 8-K, the Company had 2,397,825 shares of common stock outstanding.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Letter Agreement, dated as of October 20, 2017, between Net Element, Inc. and Star Equities LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2017

NET ELEMENT, INC.

By:	/s/ Jonathan New
Name:	Jonathan New
Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Agreement, dated as of October 20, 2017, between Net Element, Inc. and Star Equities LLC

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